UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 23, 2011

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting of Stockholders of Authentidate Holding Corp. (“Authentidate” or the “Company”) held on August 23, 2011 (the “Special Meeting”), the stockholders of the Company approved the Company’s 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). The Company’s board of directors (the “Board”) adopted the 2011 Plan on July 19, 2011, subject to stockholder approval at the Special Meeting. The 2011 Plan became effective as of August 23, 2011 upon receipt of the requisite stockholder approval.

The purpose of the 2011 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the 2011 Plan. The maximum number of shares of our common stock that are available for awards under the 2011 Plan (subject to the adjustment provisions of the 2011 Plan) is 6,700,000 shares. Under the 2011 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the Management Resources and Compensation Committee, which has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan. A more detailed summary of the 2011 Plan is set forth in Proposal 3 of the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on July 27, 2011 (the “Proxy Statement”). The summary in this report of the 2011 Plan and the more detailed summary of the 2011 Plan set forth in the Proxy Statement are qualified in their entirety by reference to the 2011 Plan, a copy of which was attached as Appendix A to the Company’s Proxy Statement and is hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Authentidate held its Special Meeting of Stockholders on August 23, 2011 in Berkeley Heights, New Jersey. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on July 19, 2011 were entitled to vote at the Special Meeting. As of the record date, 46,322,726 shares of common stock of the Company were entitled to vote at the Special Meeting. At the Special Meeting, 29,220,339 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. Holders of Series C 15% Convertible Redeemable Preferred Stock were not entitled to vote shares of common stock issued to them in the private placement the Company consummated on October 13, 2010 or any shares of common stock received upon exercise of the warrants issued to them in such transaction (to the extent that any warrants are exercised prior to the Record Date) on Proposal 1, but such holders were entitled to vote such shares on the other proposals at the Special Meeting.

1. The stockholders did not approve the proposal for the conversion of the outstanding shares of Series C 15% Convertible Redeemable Preferred Stock and the full exercise of the warrants issued in our October 2010 private placement, by the following votes:

For	Against	Abstain
10,821,168	15,280,951	81,700

2. The stockholders did not approve authorization for the Company to adjourn the Special Meeting, by the votes set forth below.

For	Against	Abstain
13,887,814	15,174,921	157,604

3. The stockholders voted to approve the Company’s 2011 Omnibus Equity Incentive Plan by the following votes:

For	Against	Abstain
16,677,084	11,511,846	1,031,409

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2011 Omnibus Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ O’Connell Benjamin
	Name:	O’Connell Benjamin
	Title:	Chief Executive Officer and President

Date: August 26, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	2011 Omnibus Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement)

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